Exhibit 99.2

This Statement on Form 4 is filed by: (i) Stanhope Life, L.P., (ii) Stanhope Life II, L.P., (iii) Stanhope Life Advisors, L.P., (iv) Apollo Administration GP Ltd., (v) Apollo Principal Holdings III, L.P., (vi) Apollo Principal Holdings III GP, Ltd., (vii) Palmetto Athene Holdings (Cayman), L.P., (viii) Apollo Palmetto Management, LLC, (ix) Apollo Palmento Advisors, L.P., (x) Apollo Principal Holdings IV, L.P., (xi) Apollo Principal Holdings IV GP, LLC, (xii) Apollo Palmetto Athene Partnership, L.P., (xiii) Apollo Palmetto Athene Management, LLC,  (xiv) Apollo Capital Management, L.P., (xv) Apollo Capital Management GP, LLC, (xvi) Apollo Management Holdings, L.P., (xvii) Apollo Management Holdings, GP, LLC, (xviii) AAA Guarantor-Athene, L.P., (xix) AAA Investments, L.P., (xx) AAA Associates, L.P., (xxi) AAA MIP Limited, (xxii) AP Alternative Assets, L.P., (xxiii) AAA Guernsey Limited, (xxiv) Apollo Alternative Assets, L.P., (xxv) Apollo International Management, L.P., (xxvi) Apollo International Management GP, LLC, (xxvii) AHL 2014 Investor, L.P., (xxviii) AHL 2014 Investor II, L.P., (xxix) AHL 2014 Investor GP, Ltd., (xxx) Athene Asset Management, L.P., (xxxi) AAM GP Ltd., (xxxii) Apollo Life Asset Ltd. (xxxiii) AAA Holdings, L.P. and (xxxiv) AAA Holdings GP Limited.

Name of Designated Filer:           Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:         December 14, 2016

Issuer Name: Athene Holding Ltd.

STANHOPE LIFE, L.P.

By:	Stanhope Life Advisors, L.P.
its general partner

	By:	Apollo Administration GP, Ltd.
its general partner

		By:	/s/ Rick Gordon
Rick Gordon
Vice President

STANHOPE LIFE II, L.P.

By:	Stanhope Life Advisors, L.P.
its general partner

	By:	Apollo Administration GP, Ltd.
its general partner

		By:	/s/ Rick Gordon
Rick Gordon
Vice President

STANHOPE LIFE ADVISORS, L.P.

By:	Apollo Administration GP, Ltd.
its general partner

	By:	/s/ Rick Gordon
Rick Gordon
Vice President

APOLLO ADMINISTRATION GP LTD.

By:	/s/ Rick Gordon
Rick Gordon
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

PALMETTO ATHENE HOLDINGS (CAYMAN), L.P.

By:	Apollo Palmetto Management, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ADVISORS, L.P.

By:	Apollo Palmetto Management, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO MANAGEMENT, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ATHENE PARTNERSHIP, L.P.

By:	Apollo Palmetto Management, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ATHENE MANAGEMENT, LLC

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS, GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA GUARANTOR - ATHENE, L.P.

By:	AAA Investments, L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its service provider

		By:	Apollo International Management L.P.,
its managing general partner

			By:		Apollo International Management GP, LLC
its general partner

				By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA INVESTMENTS, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, LP
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AP ALTERNATIVE ASSETS, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA GUERNSEY LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:		Apollo International Management GP, LLC
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AHL 2014 INVESTOR, L.P.

By:	AHL 2014 Investor GP, Ltd.
its general partner

	By:		/s/ Rick Gordon
Rick Gordon
Vice President

AHL 2014 INVESTOR II, L.P.

By:	AHL 2014 Investor GP, Ltd.
its general partner

	By:		/s/ Rick Gordon
Rick Gordon
Vice President

AHL 2014 INVESTOR GP, LTD.

By:	/s/ Rick Gordon
Rick Gordon
Vice President

APOLLO LIFE ASSET LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

ATHENE ASSET MANAGEMENT, L.P.

By:	AAM GP Ltd.
its general partner

	By:	/s/ Angelo Lombardo
Angelo Lombardo
Senior Vice President, Counsel and Secretary

AAM GP LTD.

By:	/s/ Angelo Lombardo
Angelo Lombardo
Senior Vice President, Counsel and Secretary

AAA HOLDINGS, L.P.

By:	AAA Holdings GP Limited
its general partner

	By:	/s/ Chris Weidler
Chris Weidler
Director

AAA HOLDINGS GP LIMITED

By:	/s/ Chris Weidler
Chris Weidler
Director